Exhibit 99.1

www.newbridgebank.com 2008 Annual Meeting of Shareholders Greensboro, NC May 13, 2008 NASDAQ: NBBC

Forward Looking Statements Information in this presentation contains forward-looking statements. These statements are identified by words such as "expects," "anticipates," "should," "estimates," "plans," "projects," or other similar statements about future events. These forward-looking statements involve estimates, assumptions by management, risks, uncertainties and other factors that could cause actual results to differ materially from current projections, including without limitations, the effects of future economic conditions, legislative and regulatory changes, availability of capital, personnel, and the effects of competition. Additional factors that could cause actual results to differ materially from those anticipated by forward-looking statements are discussed in NewBridge Bancorp's filings with the Securities and Exchange Commission, including without limitation, its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. NewBridge Bancorp undertakes no obligations to revise these statements following the date of this presentation.

Board of Directors: 10 LSB Directors / 10 FNB Directors Corporate Headquarters: Greensboro, NC Relative Ownership: 53% LSB / 47% FNB (based on shares outstanding at 7/31/07) Overview of Merger of Equals NewBridge Bancorp formed July 31, 2007 MOE: LSB Bancshares, Inc. and FNB Financial Services Corporation

Fixed Exchange Ratio: 1.07 LSB shares for each FNB share Cash Dividend: Quarterly dividend of $0.17 per share Operations Converted: November 13, 2007 2008 Estimated Cost Savings Identified: $8.0 million (pre-tax) Overview of Merger of Equals

Creates a strong community bank headquartered in the Piedmont Triad of North Carolina Transaction Rationale Creates the second largest market share of community banking organizations in the combined Greensboro, High Point and Winston- Salem MSA (total population 1.1 million) Substantial cost savings opportunities

Accretive to EPS for all shareholders Broad geographic footprint expected to reduce overall credit risk concentration for the combined Company Combined Company is better positioned to make strategic acquisitions Greater visibility with research analysts Transaction Rationale

Transaction Rationale Similar cultures at both companies Provides strengthened and expanded leadership team Contiguous core markets with no branch overlap

Transaction Rationale Combination of FNB's vibrant lending markets with LSB's strong core deposit base Ability to attract and service larger business clients Centrally located to allow for expansion opportunities into other attractive markets

Combined Franchise Footprint

Greensboro - High Point, NC: Regional transportation and logistics hub (FedEx Mid-Atlantic freight hub) and top 10 logistics market growth Large number of institutions of higher education (UNC-G, Elon Law School, NC A&T, Guilford College, Greensboro College, High Point University, and Guilford Tech) Newly announced Honda Aircraft Company world headquarters and HondaJet plant Newly announced Gateway University Research Park (UNC-G and NC A&T) Winston-Salem, NC: Dell Manufacturing Facility Wake Forest University, Salem College, N.C. School of the Arts, Winston-Salem State University, Forsyth Tech Piedmont Triad Research Park Growth Markets

Wilmington, NC: Coastal area with strong growth Substantial number of high quality employers (PPD, GE, Dupont, Verizon, and Corning) Major film and TV production "Hollywood of the East" Population growth is expected to be double the national average over the next five years Harrisonburg, VA: Regional transportation hub Strong growth due to proximity to Washington D.C. James Madison University predicts student/faculty size will grow 25% from 20,000 to 25,000 in next 10 years Growth Markets

Merger Achievements Laid the foundation for growth, became a top 10 N.C. banking Company Established a new corporate identity Created and integrated the leadership team from best of both banks Exercised discipline in the implementation of merger plans

Merger Achievements Built infrastructure to improve customer service Converted all major systems in the 4th Quarter of 2007 Identified and implemented significant expense reductions in 2007 to be realized beginning in 2008 Maintained strong market share Improved our risk profile

Positioned the Company to increase shareholder value Implemented expense reduction initiatives Gained the ability to recruit executives with regional banking experience to add depth to our team Guiding principles are focused on integrity and service Merger Achievements

Exercised Discipline In Integration The goal? Built an organizational structure based on a best practices approach To emerge stronger as a combined bank than each was standing alone

Reduced Expenses Identified synergies and savings throughout the organization Reduced staff of combined Company by total of 102 without reduction in service levels FTE's reduced by 15% since 12/31/06 2008 estimated annualized savings of $8.0 million (pre-tax)

Staff Reduction Implemented FTE's reduced by 15% since 12/31/06 Annualized Savings: >$4.0 million September 2007 December 2007 590 600 610 620 630 640 650 660 670 680 690 700 December 2006 June 2007 March 2007 March 2008 -94 -47 -37 -18 -92 580 April 2008 -102

Improved Our Risk Profile - Q4 2007 Announced provision for credit losses of $14.4 million Net charge-offs of $4.3 million Specific reserves of $5.2 million Other real estate write downs of $2.6 million Finance subsidiary credit loss provision of $1.7 million Reduced NPAs to 0.84% of total assets at 12/31/07

Loan and Deposit Composition NBBC Loan Portfolio Composition December 31, 2007 NBBC Deposit Composition December 31, 2007 $1.49 Billion $1.63 Billion

Nonperforming Assets (Dollars in thousands) March 31, 2008 December 31, 2007 Allowance for credit losses $30,310 $30,370 -As a % of loans 1.96% 2.04% Nonperforming loans $18,574 $12,959 -As a % of total loans 61.20% 60.87% -As a % of allowance for credit losses 61.28% 42.67% Nonperforming assets $23,398 $17,239 -As a % of total assets 1.10% 0.84% December 31, 2007 March 31, 2008

Summary Financial Data - Q1 2008 Balance sheet data (quarter ending) (Dollars in thousands) March 2008 December 2007 % Change (quarter to quarter) % Change (Annualized) Loans $1,546,921 $1,490,084 3.8% 15.3% Assets $2,119,475 $2,057,358 3.0% 12.1% Deposits $1,638,627 $1,627,720 0.7% 2.7% Shareholders' equity* $193,997 $193,153 0.4% 1.7% * Well-capitalized under the regulatory framework for prompt corrective action.

Summary Financial Data - Q1 2008 Income statement data (quarter ending) (Dollars in thousands, except per share data) March 2008 December 2007 Net interest income $17,456 $18,469 Provision $459 $14,411 Noninterest income $4,549 $3,984 Noninterest expense $17,180 $25,918 Net income (loss) $3,010 ($10,567) Earnings (loss) per share $0.19 ($0.67) Book value per share $12.39 $12.30 Tangible book value per share $8.78 $8.69

Asset Quality Management Experienced loan review management team Workout specialists assigned to manage substandard loans Revised loan policies, procedures and practices Operating Efficiency Branch closures Evaluating lines of business Continuing expense reduction efforts Management Initiatives

Management Initiatives Business Growth Increase market presence and awareness Build out of branch network in existing growth markets Established two loan production offices Reinvigorate Trust and Investment Services Division Expand commercial and retail products and services Evaluate potential acquisition and de novo branching opportunities

ISS Corporate Governance Ratings NBBC Index Score 98.2 NBBC Industry Score 90.7 NBBC outperformed 98.2% of the companies in the ISS Corporate Governance ratings and 90.7% of the companies in the Banks group.

Stock Performance vs. S&P Bank Index Sources: S&P Bank Index, SNL Financial LC; NewBridge, NASDAQ. NBBC S&P Bank Index S&P Bank Index, (32.0%) NBBC, (29.4%)

Merger Scorecard Successful system conversion Customer retention Grow earning assets Reduced NPAs to under 1% Identified annualized savings of $8 million (pre-tax) 2007 Management Initiatives GOAL: Accomplish the above to position the company to increase shareholder value

Questions In accordance with the Rules of Conduct, each shareholder or proxyholder will have a maximum of three minutes to ask questions or make comments. After you are recognized, proceed to the microphone. Please identify yourself by stating your name and whether you are a shareholder or hold the proxy for a shareholder.